UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2005

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Belvedere Building, 69 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On February 22, 2005, the Board of Directors (the "Board") of Platinum Underwriters Holdings, Ltd. (the "Company") selected the Company's 2005 average return on equity as the criteria for any awards to be made under the Company's Executive Incentive Plan for 2005. The Board also selected the Company's 2005 net income as the criteria for any awards to be made under the Company's Section 162(m) Performance Incentive Plan for 2005.

The Company maintains the 2002 Share Incentive Plan (the "Plan"), which was filed as Exhibit 10.2 with the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and reapproved by shareholders of the Company at the 2004 Annual General Meeting of Shareholders. The Plan provides for awards to be made at the discretion of the Compensation Committee of the Board of Directors of the Company to eligible persons, including executive officers of the Company. Awards that may be granted under the Plan include options, share units, restricted shares and share appreciation rights. Forms of agreements setting forth the material terms and conditions of awards of employee options, new nonemployee director options, annual nonemployee director options, time-based share units, special share units and restricted shares under the Plan are attached hereto as Exhibits 10.1 through 10.6, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

10.1 Form of Nonqualified Share Option Agreement (Employee)
10.2 Form of Nonqualified Share Option Agreement (New Nonemployee Director)
10.3 Form of Nonqualified Share Option Agreement (Annual Nonemployee Director)
10.4 Form of Time-Based Share Unit Award Agreement
10.5 Form of Special Share Unit Award Agreement
10.6 Form of Restricted Share Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

February 23, 2005	By:	Michael E. Lombardozzi

Name: Michael E. Lombardozzi
Title: Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Nonqualified Share Option Agreement (Employee)
10.2	Form of Nonqualified Share Option Agreement (New Nonemployee Director)
10.3	Form of Nonqualified Share Option Agreement (Annual Nonemployee Director)
10.4	Form of Time-Based Share Unit Award Agreement
10.5	Form of Special Share Unit Award Agreement
10.6	Form of Restricted Share Award Agreement